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                       CONSENT OF INDEPENDENT ACCOUNTANTS

 We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-3403 and 333-13597) of Strayer Education, Inc. of our report dated February 9, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



Washington, D.C.                           PricewaterhouseCoopers LLP
March 16, 2001